Exhibit 10.1

COVER SHEET WITH SUBSCRIPTION INSTRUCTIONS

Enclosed herewith are the documents necessary to subscribe for _______________ shares of common stock (the “Securities”) of China Xuefeng Environmental Engineering, Inc., a corporation organized under the laws of Nevada (the “Company”). The Securities are being offered to qualified investors in reliance upon the exemption from securities registration afforded by Regulation D and/or Regulation S promulgated by the SEC under the Securities Act of 1933, as amended, dated March 18, 2013. Set forth herein are instructions for the execution of the enclosed documents.

A. Instructions.

Each person considering subscribing for Securities should review the following instructions:

•
Subscription Agreement:  Two copies of the Subscription Agreement must be completed, executed and delivered to the Company.  The Company will execute both copies of the Subscription Agreement and return one copy to you for your records. The Company shall have the right to accept or reject any subscription, in whole or in part. An acknowledgment of the acceptance of your subscription for the Securities subscribed will be returned to you promptly after acceptance.

•
Payment:  Payment of US$________________________for the Securities subscribed for shall be made by delivery by Closing (as defined in Section 3 of the Subscription Agreement) of cash to the Company at the address set forth below or an account specified by the Company.

B. Communications.

All documents and checks should be sent to:

China Xuefeng Environmental Engineering, Inc.

C214. Fitting Integration Building
Fazhan Road to Sugian Gate Section
Jiangsu Province, China
Attn:  Li Yuan, Chief Executive Officer

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

ANY NON-PUBLIC MATERIAL INFORMATION OBTAINED FROM THE COMPANY, IN CONNECTION WITH THE COMPANY, THE SECURITIES, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT, IS CONFIDENTIAL. BY ACCEPTING SUCH INFORMATION CONTAINED, THE RECIPIENT ACKNOWLEDGES ITS EXPRESS AGREEMENT WITH CHINA XUEFENG ENVIRONMENTAL ENGINEERING, INC. TO MAINTAIN IN CONFIDENCE SUCH INFORMATION PURSUANT TO SECTION 8 OF THIS SUBSCRIPTION AGREEMENT. CHINA XUEFENG ENVIRONMENTAL ENGINEERING, INC. HAS CAUSED THESE MATERIALS TO BE DELIVERED TO YOU IN RELIANCE UPON YOUR AGREEMENT TO MAINTAIN THE CONFIDENTIALITY OF THIS INFORMATION AND PURSUANT TO REGULATION FD PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

CHINA XUEFENG ENVIRONMENTAL ENGINEERING, INC.

C214. Fitting Integration Building
Fazhan Road to Sugian Gate Section
Jiangsu Province, China

Ladies and Gentlemen:

The undersigned understands that China Xuefeng Environmental Engineering, Inc., a corporation organized under the laws of Nevada (the “Company”), is offering an aggregate of _____________ shares of its common stock, par value $0.001 per share (the “Securities”), at a purchase price of $0.50 per share (the “Purchase Price”) in a private placement. The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the U.S.  Securities and Exchange Commission (the “SEC”) under the Securities Act (“Regulation D”) and/or Regulation S promulgated by the SEC under the Securities Act (“Regulation S”);

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof.  Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Anslow & Jaclin, LLP, at 5 p.m. on March 18, 2013, or at such other time and place as the Company may designate by notice to the undersigned.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by cashier's check, wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company. “Material Adverse Effect” means, with respect to any person (including all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities), a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such person.

(b) The Company has all requisite authority and power, authorizations, consents and approvals to enter into and deliver this Subscription Agreement and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Subscription Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company.  This Subscription Agreement has been duly and validly authorized and approved, executed and delivered by the Company.

(c) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of or a corporation or other entity with its principal business address of the place set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefore.

(iv) Neither the execution or delivery by the undersigned of this Subscription Agreement to which the undersigned is a party, nor the consummation or performance by the undersigned of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of the undersigned (if the undersigned is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the undersigned is a party or by which the properties or assets of the undersigned are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the undersigned under, or alter the obligations of any person under, or create in any person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a governmental authority or any other person) pursuant to, or result in the creation of a lien on any of the assets or properties of the undersigned under, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the undersigned is a party or any of the undersigned’s assets and properties are bound or affected.

Section 1.01

(v) There is no action pending against, or to the knowledge of the undersigned, threatened against or affecting, the undersigned by any governmental authority or other person with respect to the undersigned that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Subscription Agreement.

(b) No Brokers or Finders

  No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the undersigned for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the undersigned and the undersigned will indemnify and hold the Company and its affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

(c) Investment Representations

  The undersigned severally, and not jointly, hereby represents and warrants, solely with respect to itself and not any other investor, to the Company as follows:

(i) Purchase Entirely for Own Account.  The undersigned is acquiring such the Securities proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling or otherwise distributing such Securities, except in compliance with applicable securities laws.

(ii) Restricted Securities.  The undersigned understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as this Subscription Agreement contemplates that, if acquired by the shareholder pursuant hereto, the Securities would be acquired in a transaction not involving a public offering.  The issuance of the Securities hereunder is being effected in reliance upon an exemption from registration afforded Regulation D and/or Regulation S.  The undersigned further acknowledges that if the Securities are issued to the undersigned in accordance with the provisions of this Subscription Agreement, such Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  The undersigned represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act

(iii) Acknowledgment of Non-Registration.  The undersigned understands and agrees that the Securities to be issued pursuant to this Subscription Agreement have not been registered under the Securities Act or the securities laws of any state of the United States of America (the “U.S.”).

(iv) Status.  By its execution of this Subscription Agreement, the undersigned represents and warrants to the Company as indicated on its signature page to this Subscription Agreement, that the undersigned is not a U.S. Person.  The undersigned understands that the Securities are being offered and sold to the undersigned in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth in this Subscription Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Securities on which the Company is relying.

(v) Additional Representations and Warranties.  The undersigned, severally and not jointly, further represents and warrants to the Company as follows: (i) such person qualifies as an Accredited Investor (as defined below); (ii) such person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in Section 6(d); (iii) such person has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Subscription Agreement; (iv) such person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Securities; (v) such person has had access to the SEC Reports; (vi) such person has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person has requested and all such public information is sufficient for such person to evaluate the risks of investing in the Securities; (vii) such person has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Securities; (viii) such person is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Subscription Agreement or the SEC Reports; (ix) such person will not sell or otherwise transfer the Securities, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available; (x) such person understands and acknowledges that the Company is under no obligation to register the Securities for sale under the Securities Act; (xi) such person understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person and that any representation to the contrary is a criminal offense; and (xii) such person acknowledges that the representations, warranties and agreements made by such person herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities. “Accredited Investor” has the meaning set forth in Rule 501 under the Securities Act.

(vi) Additional Representations and Warranties of Non-U.S. Persons.  The undersigned, who is not a U.S. Person (as defined below), further represents and warrants to the Company as follows: (i) at the time of (A) the offer by the Company and (B) the acceptance of the offer by the undersigned, of the Securities, the undersigned was outside the U.S; (ii) no offer to acquire the Securities or otherwise to participate in the transactions contemplated by this Subscription Agreement was made to the undersigned or its representatives inside the U.S.; (iii) the undersigned is not purchasing the Securities for the account or benefit of any U.S. Person, or with a view towards distribution to any U.S. Person, in violation of the registration requirements of the Securities Act; (iv) the undersigned will make all subsequent offers and sales of the Securities either (A) outside of the U.S.  in compliance with Regulation S; (B) pursuant to a registration under the Securities Act; or (C) pursuant to an available exemption from registration under the Securities Act; (v) such person is acquiring the Securities for the undersigned’s own account, for investment and not for distribution or resale to others; (vi) the undersigned has no present plan or intention to sell the Securities in the U.S. or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Securities and is not acting as an underwriter or dealer with respect to such securities or otherwise participating in the distribution of such securities; (vii) neither the undersigned, its affiliates nor any person acting on behalf of the undersigned, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Securities at any time after the Closing through the one year anniversary of the Closing except in compliance with the Securities Act; (viii) the undersigned will not enter into hedging transactions involving the Securities unless conducted in compliance with the Securities Act; (ix) the undersigned consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in  Section 6(d) the undersigned is not acquiring the Securities in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act. “U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

(vii) Opinion.  The undersigned will not transfer any or all of the undersigned’s Securities pursuant to Regulation D or Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the undersigned’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S.  state securities laws

(viii) Consent.  The undersigned understands and acknowledges that the Company may refuse to transfer the Securities, unless the undersigned complies with Section 6(d) and any other restrictions on transferability set forth herein. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company’s common stock in order to implement the restrictions on transfer of the Securities

(d) Stock Legends

(ix) .  The undersigned hereby agrees with the Company as follows:

(i) The certificates evidencing the Securities issued to the undersigned who is Accredited Investors, and each certificate issued in transfer thereof, will bear the following or similar legend:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

(x) The certificates evidencing the Securities issued to those Investors who are not U.S. Persons, and each certificate issued in transfer thereof, will bear the following legend:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO THE PROVISIONS OF REGULATION S UNDER SAID ACT.  ANY HEDGING TRANSACTION INVOLVING THE SECURITIES MAY NOT BE ENTERED INTO UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT

(i) Other Legends.  The certificates representing such Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable law, including, without limitation, any state corporate and state securities law, or contract.

(ii) Residency; Foreign Securities Laws.  The undersigned acknowledges that the Company makes no representation or warranty that any Securities issued outside of the U.S. have been offered or sold in compliance with the laws of the jurisdiction into which such Securities were issued.  The undersigned warrants to the Company that no filing is required by the Company with any governmental authority in the undersigned’s jurisdiction in connection with the transactions contemplated hereby.  The undersigned has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  The undersigned’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

(e) Disclosure
No representation or warranty of the undersigned contained in this Subscription Agreement and no statement or disclosure made by or on behalf of the undersigned to the Company or any of its Subsidiaries pursuant to this Subscription Agreement herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

(f) Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

7. Conditions to Obligation of the Undersigned and the Company .

(a) Conditions to Obligation of the Undersigned

(b) . The obligations of the undersigned to enter into and perform their respective obligations under this Subscription Agreement are subject, at the option of the undersigned, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the undersigned in writing:

(i) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(ii) No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company; and

(iii) The Company shall have duly executed and delivered to the undersigned this Subscription Agreement.

(c) Conditions to Obligation of the Company

The obligations of the Company to enter into and perform its obligations under this Subscription Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the Company:

(i) The representations and warranties of the undersigned set forth in this Subscription Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date); and

(ii) The undersigned shall have executed this Subscription Agreement to which it is a party and completed its investor questionnaire substantially in form attached hereto as Exhibit A and delivered the same to the Company.

8. Confidentiality. The undersigned shall maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other, non-public material information obtained from the Company in connection with the Company, the Securities, this Subscription Agreement or the transactions contemplated by this Subscription Agreement, unless (a) such information becomes publicly available through no fault of such Party, or (b) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

9. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

11. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

12. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned, the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the State of New York which submission shall be exclusive unless none of such courts has lawful jurisdiction over such proceedings.

13. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

15. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

16. Notices. All notices (including change of addresses) and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	C214. Fitting Integration Building, Fazhan Road to Sugian Gate Section Jiangsu Province, China Attention: Chief Executive Officer Telephone No.: 86 (527) 8437-0508
with a copy to:	Anslow & Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 Attention: Gregg E. Jaclin, Esq. Telephone No.: (732) 409-1212
If to the Purchaser:	_____________________ _____________________ _____________________ Attention: _____________________

17. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

18. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and (ii) the death or disability of the undersigned.

19. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

20. Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this March 18, 2013.

PURCHASER (if an individual):	PURCHASER (if an entity):
By_____________________ Name:	_______________________ Legal Name of Entity By_____________________ Name: Title:

Place of Domicile or Formation: ______________________________________
Aggregate Subscription Amount: US$_________________________________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________ shares of its common stock.

CHINA XUEFENG ENVIRONMENTAL ENGINEERING, INC.
By_____________________ Name: Li Yuan Title: Chief Executive Officer

APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Purchase Price	Aggregate Purchase Price to be Paid
_________ shares of the Company’s common stock	US$ 0.50 per share	US$ ___________

EXHIBIT A

INVESTOR QUESTIONNAIRE